UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020 (PRC Time)

LITHIUM & BORON TECHNOLOGY, INC

(Exact name of registrant as specified in its charter)

Nevada	001-34246	98-0514768
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East Ren-Min Road Da-Chai Dan Town Hai Xi County, Qing Hai Province
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (86) 097-782-8122

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LBTI	Pink

Item 1.01 Entry into a Material Definitive Agreement.

On March 27, 2020 (PRC time), Qinghai Zhongtain Boron & Lithium Technology Co., Ltd. (“Qinghai”), a wholly owned subsidiary of Lithium & Boron Technology, Inc. (“LBTI”) entered into an Investment Cooperation Agreement, Memorandum of Cooperation and Licensing Agreement with Xi'an Jinzang Membrane Environmental Protection Technology Co., Ltd. (Xi’an Jinzang) to produce up to 20,000 tons of battery grade lithium hydroxide and 10,000 tons of lithium carbonate annually, subject to funding. The parties will form a joint venture company to process brine supplied by Qinghai. Qinghai will own 51% of the joint venture and Xi’ Jinzang will own the remaining 49%. The agreements set forth various funding requirements, licensing arrangements and project milestones by the parties. LBTI expects that a total of $40 million USD will be required to meet the initial annual production target of 3,000 tons of lithium hydroxide by the second quarter of 2021. The joint venture will require additional funding of approximately $340 million USD to reach full production capacity. The agreements outline additional responsibilities of the parties to contribute mineral resources and technology to the joint venture as well as arrangements for corporate governance, liability for breaches of the agreements, confidentiality provisions and mutual covenants, representations and warranties.

The description of the Investment Cooperation Agreement, Memorandum of Cooperation and Licensing Agreement referred to above is not complete and is qualified by reference to Exhibits 10.33, 10.34 and 10.35 filed herewith and is incorporated by reference hereto.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description

10.33	Investment Cooperation Agreement between Xi'an Jinzang Membrane Environmental Protection Technology Co., Ltd. dated March 28, 2020
10.34	Memorandum of Cooperation between Xi'an Jinzang Membrane Environmental Protection Technology Co., Ltd. dated March 28, 2020
10.35	License Agreement for Comprehensive Utilization of Dachaidan Salt Lake Resources between Xi'an Jinzang Membrane Environmental Protection Technology Co., Ltd. dated March 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIUM & BORON TECHNOLOGY, INC
(Registrant)
Date:	April 3, 2020	By:	/s/ Jimin Zhang
		Name:	Mr. Jimin Zhang
		Title:	Chief Executive Officer